                                                                 EXHIBIT 10.10


                  AMENDMENT TO BUSINESS ACQUISITION AGREEMENT
                  -------------------------------------------


          AMENDMENT dated and effective as of April 1, 1995 to the agreement dated March 15, l993 (the "Agreement") by and among POPPE TYSON, INC., a Delaware corporation, with offices at 40 West 23rd Street, New York, New York 10010 ("PT") and CARLICK ADVERTISING ("CA"), and CARLICK DATA BASE MARKETING ("CDBM"), both sole proprietorships having offices at 707 California Street, Mountain View, California 94041 (CA and CDBM are hereinafter sometimes collectively referred to as "CARLICK").

          In consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby modified as follows:

          1. Paragraphs 5(a), (b) and (c) of the Agreement are hereby deleted in their entirety and a new paragraph 5(a) shall be inserted in their place as follows:

               "(a) pay to Carlick for each of the three (3) consecutive annual periods (the "Annual Periods"), commencing on April 1, l995, the sum of Two Hundred Twenty Nine Thousand, One Hundred Sixty Two Dollars and 50/100 cents ($229,162.50)."

          2. Paragraph 5(d) of the Agreement shall be deleted in its entirety and a new paragraph numbered as 5(b) shall be inserted in its place as follows:

               "(b) Any payments due pursuant to subparagraph 5(a) hereof shall be paid within sixty (60) days following the expiration of the applicable Annual Period."

          3. Paragraphs 5(e) and (f) shall be renumbered as 5(c) and (d), respectively.

          Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have each executed or caused this Amendment to be executed by its officers thereunto duly authorized, as of the day and year first above written.

                                             POPPE TYSON, INC.

                                             By:________________________

                                             Title:_____________________


                                             CARLICK ADVERTISING

                                             By:________________________


                                             CARLICK DATA BASE MARKETING

                                             By:________________________

                                       2